UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

VERAZ NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

926 Rock Avenue, Suite 20

San Jose, California 95131

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 750-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on June 4, 2008, the stockholders of Veraz Networks, Inc. (the “Company”) approved an amendment to the Veraz Networks, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) on May 30, 2008, to (i) increase the aggregate number of shares of common stock authorized for issuance under the 2006 Plan by 1,200,000 shares, and (ii) change the number of stock options granted automatically to new and continuing non-employee members of the Company’s Board of Directors under the 2006 Plan.

A full description of the 2006 Plan may be found in the Company’s proxy statement filed with the Securities and Exchange Commission on April 28, 2008.

A copy of the 2006 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Veraz Networks, Inc. 2006 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERAZ NETWORKS, INC.

Dated: December 18, 2008	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger,
Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Veraz Networks, Inc. 2006 Equity Incentive Plan, as amended.